Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of HarborOne Bancorp, Inc. (the “Company”) for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2017	By:	/s/James W. Blake
James W. Blake
President, Chief Executive Officer and Director
(Principal Executive Officer)

Date: November 13, 2017	By:	/s/Joseph F. Casey
Joseph F. Casey
Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Director
(Principal Accounting and Financial Officer)